UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2018

Radian Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Philadelphia, Pennsylvania		19102
(Address of Principal Executive Offices)		(Zip Code)

(215) 231 - 1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Departure of Certain Officers

(c)       Appointment of Certain Officers

As previously disclosed, on May 15, 2018, Catherine M. Jackson, Senior Vice President and Controller (Principal Accounting Officer) of Radian Group Inc. (the “Company”) provided notice of her decision to retire from the Company, effective December 31, 2018.

On November 14, 2018, the board of directors of Radian Group Inc. (the “Company”) appointed Robert J. Quigley as the Company’s Senior Vice President and Controller (serving as the Company’s principal accounting officer), effective November 15, 2018.  Ms. Jackson will remain with the Company through her retirement on December 31, 2018; however, effective with Mr. Quigley’s appointment, Ms. Jackson will no longer be serving as the Company’s principal accounting officer.

Mr. Quigley, 46, joined the Company in 2009 as Senior Vice President, Assistant Corporate Controller and most recently served as the Company’s Senior Vice President, Financial Planning and Analysis.  Prior to joining the Company, Mr. Quigley spent 10 years with Capmark Financial Group, Inc. (“Capmark”), a global provider of financial services to investors in commercial real estate-related assets, where he held positions of increasing responsibility leading to his appointment as Senior Vice President, Chief Accounting Officer, North America.  Mr. Quigley began his career in public accounting and auditing with KMPG US LLP and then Ernst & Young LLP.

 There are no arrangements or understandings between Mr. Quigley and any other person pursuant to which he was selected as an officer. Mr. Quigley does not have any familial relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Quigley has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: November 15, 2018	By:	/s/ J. Franklin Hall
J. Franklin Hall
Senior Executive Vice President and Chief Financial Officer